SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

              Date of Report - January 9, 2003

                    TOWER BANCORP, INC.
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(Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573	      25-1445946
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(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania             17225
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
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                            N/A
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(Former name or former address, if changed since last report)






















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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant?s Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          On January 9, 2003, Tower Bancorp, Inc. issued a news release announcing earnings of $ 1,120,467 or earnings per share of $ .65 for the quarter ended December 31, 2002 representing a 44% increase over earnings from the fourth quarter of 2001. For the year 2002, net income was $ 4,852,7867 or $ 2.80 per share, an increase of 21% over last year. The news release is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 6.   Resignations of Registrant?s Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

               99   News Release, dated January 9, 2003, of Tower
                    Bancorp, Inc.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.




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	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  January 9, 2003       /s/ Franklin T. Klink, III
                              --------------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer






































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                           EXHIBIT INDEX


                                               Page Number
                                               In Manually
Exhibit                                      Signed Original

99	News Release, dated January 9, 2003,
        of Tower Bancorp, Inc.                     5












































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                                          Exhibit 99

                                          FOR IMMEDIATE RELEASE
                                          FOR FURTHER INFORMATION:
                                          Franklin T. Klink, III
                                          Chief Financial Officer
                                          (717) 597-2137

           TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA January 9, 2003 - Tower Bancorp, Inc., parent company of The First National Bank of Greencastle, reports earnings of $1,120,467 or earnings per share of $.65 for the quarter ended December 31, 2002. This represents a 44% increase over earnings from the fourth quarter of 2001. For the year 2002, net income was $4,852,767 or $2.80 per share, an increase of 21% over last year.

	Return on Equity and Return on Assets were 15.8% and 1.88%, respectively, for the year ending December 31, 2002.

	At year-end, total assets stood at $262,492,000, an increase of 7% or $16,874,000 over year-end totals for 2001. Total loans reached $187,331,000, an increase of $20,364,000 or 12%. Total deposits were $187,373,000, an increase of $10,425,000 or 6%.

	The above figures are based on unaudited financial statements. The First National Bank of Greencastle operates eight offices in the Greencastle, Chambersburg, Shady Grove, Quincy, Laurich Estates, Mercersburg, Waynesboro and
Maugansville areas.

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